Exhibit 10.1

OMNIBUS AMENDMENT, dated as of September 11, 2020 (this “Amendment”), among TPVC FUNDING COMPANY LLC, as borrower (the “Borrower”), TRIPLEPOINT PRIVATE VENTURE CREDIT INC., in its individual capacity (“TPVC”) and as collateral manager (in such capacity, the “Collateral Manager”), VERVENT INC., as backup collateral manager (the “Backup Collateral Manager”), DEUTSCHE BANK TRUST COMPANY AMERICAS, as paying agent (in such capacity, the “Paying Agent”) and collection account bank (in such capacity, the “Collection Account Bank”), U.S. BANK NATIONAL ASSOCIATION, as Custodian (in such capacity, the “Custodian”) and DEUTSCHE BANK AG, NEW YORK BRANCH (“DBNY”), as Facility Agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Facility Agent”) and DBNY, MUFG UNION BANK, N.A. (“MUFG”), TIAA, FSB (“TIAA”) and KeyBank Bank National Association (“KeyBank”), as committed lenders (in such capacity, each a “Lender” and collectively, the “Lenders”).

WHEREAS, the Borrower, TPVC, as equityholder, the Collateral Manager, the Backup Collateral Manager, the Paying Agent, the Collection Account Bank, the Custodian, the Facility Agent, DBNY and MUFG, as joint lead arrangers, and each Lender party thereto are party to the Receivables Financing Agreement, dated as of July 15, 2020 (as amended, supplemented, amended and restated and otherwise modified from time to time, the “Receivables Financing Agreement”); and

WHEREAS, TIAA and KeyBank are each joining the Loan Agreement as a Lender as of the date hereof;

WHEREAS, the Facility Agent hereby authorizes and directs the Custodian to execute this Amendment;

WHEREAS, the Facility Agent hereby authorizes and directs the Paying Agent and the Collection Account Bank to execute this Amendment; and

WHEREAS, the Borrower, the Collateral Manager, the Backup Collateral Manager, the Paying Agent, the Collection Account Bank, the Custodian, the Facility Agent and the Lenders have agreed to amend the Receivables Financing Agreement in accordance with Section 18.2 of the Receivables Financing Agreement and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1.           Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Receivables Financing Agreement.

ARTICLE II

Amendments

SECTION 2.1.           Amendments to the Receivables Financing Agreement. As of the date of this Amendment, the Receivables Financing Agreement is hereby amended as follows:

(a)           to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Receivables Financing Agreement attached as Appendix A hereto; and

(b)           to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Exhibits and Schedules attached as Appendix B hereto.

ARTICLE III

Omnibus Amendment to Transaction Documents

SECTION 3.1.           All Transaction Documents are hereby amended, to the extent applicable, to delete all references to “TPGVC Funding Company LLC” and insert “TPVC Funding Company LLC” in lieu thereof.

ARTICLE IV

Conditions to Effectiveness

SECTION 4.1.           This Amendment shall become effective as of the date first written above upon the satisfaction of the following conditions:

(a)           the execution and delivery of this Amendment by each party hereto;

(b)           the execution and delivery of the Joinder Agreement in respect of TIAA and any ancillary documents related thereto;

(c)           the execution and delivery of the Joinder Agreement in respect of KeyBank and any ancillary documents related thereto; and

(d)           all fees (including reasonable and documented fees, disbursements and other charges of counsel) due to the Lenders on or prior to the effective date of this Amendment have been paid in full.

ARTICLE V

Representations and Warranties

SECTION 5.1.           The Borrower hereby represents and warrants to the Facility Agent that, as of the date first written above, (i) no Facility Termination Event, Unmatured Facility Termination Event, Servicer Default or Unmatured Servicer Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Receivables Financing Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

ARTICLE VI

Miscellaneous

SECTION 6.1.           Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 6.2.           Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 6.3.           Ratification. Except as expressly amended and waived hereby, the Receivables Financing Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

SECTION 6.4.           Counterparts; Electronic Execution. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof. The parties agree that this Amendment may be executed and delivered by electronic signatures and that the signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability and admissibility.

SECTION 6.5.           Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

TPVC FUNDING COMPANY LLC, as Borrower

By:
Name:
Title:

Signature Page to Omnibus Amendment

TRIPLEPOINT PRIVATE VENTURE CREDIT INC., individually and as Collateral Manager

By:
Name:
Title:

Signature Page to Omnibus Amendment

VERVENT INC., as Backup Collateral Manager

By:
Name:
Title:

Signature Page to Omnibus Amendment

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Paying Agent and Collection Account Bank

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Omnibus Amendment

U.S. BANK NATIONAL ASSOCIATION, as Custodian

By:
Name:
Title:

Signature Page to Omnibus Amendment

DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Omnibus Amendment

DEUTSCHE BANK AG, NEW YORK BRANCH, as Committed Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Omnibus Amendment

MUFG UNION BANK, N.A., as Committed Lender

By:
Name:
Title:

Signature Page to Omnibus Amendment

TIAA, FSB, as Committed Lender

By:
Name:
Title:

Signature Page to Omnibus Amendment

KEYBANK NATIONAL ASSOCIATION, as Committed Lender

By:
Name:
Title:

Signature Page to Omnibus Amendment

Appendix A

[to be attached]

EXECUTION VERSION

Conformed through Omnibus Amendment dated September 11, 2020

RECEIVABLES FINANCING AGREEMENT

dated as of July 15, 2020

~~TPGVC~~TPVC FUNDING COMPANY LLC,
as Borrower,

TRIPLEPOINT PRIVATE VENTURE CREDIT INC.,
individually and as Collateral Manager and as Equityholder,

THE LENDERS PARTIES HERETO,

DEUTSCHE BANK AG, NEW YORK BRANCH,
as Facility Agent,

DEUTSCHE BANK AG, NEW YORK BRANCH AND MUFG UNION BANK, N.A.,

as Joint Lead Arrangers,

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Paying Agent and as Collection Account Bank,

U.S. BANK NATIONAL ASSOCIATION,
as Custodian,

and

VERVENT INC.,
as Backup Collateral Manager

TABLE OF CONTENTS

		Page

ARTICLE I	DEFINITIONS	1

Section 1.1	Defined Terms	1

Section 1.2	Other Definitional Provisions	53

ARTICLE II	THE FACILITY, ADVANCE PROCEDURES AND NOTES	~~54~~55

Section 2.1	Advances and Approvals	~~54~~55

Section 2.2	Funding of Advances	~~55~~56

Section 2.3	Notes	~~56~~57

Section 2.4	Repayment and Prepayments	~~56~~57

Section 2.5	Calculation of Discount Factor	~~57~~58

Section 2.6	Defaulting Lenders	58

Section 2.7	Replacement of Lenders	59

Section 2.8	Extension of Scheduled Facility Termination Date	~~59~~60

Section 2.9	Increase of Facility Amount	~~60~~61

ARTICLE III	YIELD, FEES, ETC	61

Section 3.1	Yield	61

Section 3.2	Yield Payment Dates	61

Section 3.3	Yield Calculation	~~61~~62

Section 3.4	Computation of Yield	~~61~~62

ARTICLE IV	PAYMENTS; TAXES	62

Section 4.1	Making of Payments	62

Section 4.2	Due Date Extension	62

Section 4.3	Taxes	62

i

ARTICLE V	INCREASED COSTS, ETC.	66

Section 5.1	Increased Costs	66

Section 5.2	Funding Losses	67

ARTICLE VI	EFFECTIVENESS; CONDITIONS TO ADVANCES	68

Section 6.1	Effectiveness	68

Section 6.2	Advances	~~69~~70

ARTICLE VII	ADMINISTRATION AND MANAGEMENT OF TRANSFERRED CONTRACTS	71

Section 7.1	Retention and Termination of the Collateral Manager	71

Section 7.2	Duties of the Collateral Manager	73

Section 7.3	Representations and Warranties of the Collateral Manager	75

Section 7.4	Covenants of the Collateral Manager	~~77~~78

Section 7.5	Collateral Management Fee; Payment of Certain Expenses by Collateral Manager; Backup Collateral Manager Fee	~~80~~81

Section 7.6	Distribution Date Statement	81

Section 7.7	Annual Statement as to Compliance; Notice of Collateral Manager Default	81

Section 7.8	Audit of Transferred Contracts	81

Section 7.9	Access to Certain Documentation and Information Regarding Contracts	~~81~~82

Section 7.10	Certain Duties and Representations of Backup Collateral Manager	83

Section 7.11	Consequences of a Collateral Manager Default	~~84~~85

Section 7.12	Appointment of Backup Collateral Manager as Successor Collateral Manager	~~84~~85

Section 7.13	Lockbox Accounts	85

Section 7.14	Payments in Respect of Ineligible Contracts	~~85~~86

Section 7.15	Substitution of Contracts Pursuant to Technology Exchange Option	86

Section 7.16	Repurchase	~~86~~87

Section 7.17	Contracts Subject to Retained Interest Provisions	87

Section 7.18	Optional Offer to Sell	87

ARTICLE VIII	ACCOUNTS; PAYMENTS	~~88~~89

Section 8.1	Borrower Accounts	~~88~~89

Section 8.2	Collateral Manager Reimbursements	90

Section 8.3	Application of Collections	90

Section 8.4	Additional Deposits	90

Section 8.5	Distributions	~~90~~91

Section 8.6	Fees	~~92~~93

Section 8.7	Net Deposits	93

Section 8.8	Required Warrant Reserve	93

ARTICLE IX	REPRESENTATIONS AND WARRANTIES	94

Section 9.1	Organization and Good Standing	94

Section 9.2	Due Qualification	94

Section 9.3	Power and Authority	94

Section 9.4	Security Interest; Binding Obligations	~~94~~95

Section 9.5	No Violation	95

Section 9.6	No Proceedings	95

Section 9.7	No Consents	~~95~~96

Section 9.8	Solvency	96

Section 9.9	Tax Treatment	96

Section 9.10	Compliance With Laws	96

Section 9.11	Taxes	96

Section 9.12	Certificates	~~96~~97

Section 9.13	No Liens, Etc.	~~96~~97

Section 10.11	Indebtedness; Guarantees	108

Section 10.12	Limitation on Acquisitions	~~108~~109

Section 10.13	Documents	~~108~~109

Section 10.14	Preservation of Existence	109

Section 10.15	Keeping of Records and Books of Account	109

Section 10.16	Accounting Treatment	109

Section 10.17	Limitation on Investments	~~109~~110

Section 10.18	Distributions	~~109~~110

Section 10.19	Performance of Borrower Assigned Agreements	110

Section 10.20	Notice of Material Adverse Claim	110

Section 10.21	Delivery of Original Promissory Notes	~~110~~111

Section 10.22	Further Assurances; Financing Statements	111

Section 10.23	Risk Retention Requirements	112

Section 10.24	Taxes	113

Section 10.25	ERISA	~~113~~114

Section 10.26	Policies and Procedures for Sanctions	~~113~~114

Section 10.27	Compliance with Sanctions	~~113~~114

Section 10.28	Compliance with Anti-Money Laundering	114

Section 10.29	Ineligible Collateral	114

ARTICLE XI	THE BACKUP COLLATERAL MANAGER	114

Section 11.1	Limitation on Liability of Backup Collateral Manager	114

Section 11.2	Covenants and Representations and Warranties of the Backup Collateral Manager	117

ARTICLE XII	THE CUSTODIAN	~~117~~118

Section 12.1	Delivery of Contract Files; Custodian to Act as Agent	~~117~~118

Section 12.2	Contract File Certification	119

Section 12.3	Obligations of the Custodian	~~120~~121

v

Section 12.4	Release of Contract Files	~~122~~123

Section 12.5	Removal or Resignation of the Custodian	124

Section 12.6	Examination of Contract Files	125

Section 12.7	Insurance of the Custodian	~~125~~126

Section 12.8	Representations and Warranties	~~125~~126

Section 12.9	Statements	126

Section 12.10	No Adverse Interest of the Custodian	126

Section 12.11	Lost Note Affidavit	~~126~~127

Section 12.12	Reliance of the Custodian	~~126~~127

Section 12.13	Term of Custody	127

Section 12.14	Tax Reports	127

Section 12.15	Transmission of Contract Files	127

Section 12.16	Further Rights of the Custodian	~~127~~128

Section 12.17	Custodian Compensation	~~129~~130

Section 12.18	Compliance with Applicable Banking Law	~~129~~130

Section 12.19	Securities Custodian	130

ARTICLE XIII	GRANT OF SECURITY INTEREST	~~130~~131

Section 13.1	Borrower’s Grant of Security Interest	~~130~~131

Section 13.2	Borrower Remains Liable	132

Section 13.3	Release of Collateral	~~132~~133

Section 13.4	Certain Remedies	~~132~~133

Section 13.5	Limitation on Duty of Facility Agent in Respect of Collateral	~~134~~135

ARTICLE XIV	FACILITY TERMINATION EVENTS	135

Section 14.1	Facility Termination Events	135

Section 14.2	Effect of Facility Termination Event	138

Section 14.3	Rights Upon Facility Termination Event	~~138~~139

ARTICLE XV	THE AGENTS	~~139~~140

Section 15.1	Appointment	~~139~~140

Section 15.2	Delegation of Duties	~~139~~140

Section 15.3	Exculpatory Provisions	~~139~~140

Section 15.4	Reliance by Note Agents	~~140~~141

Section 15.5	Notices	~~140~~141

Section 15.6	Non-Reliance on Note Agents	141

Section 15.7	Indemnification	~~141~~142

Section 15.8	Successor Agent	~~142~~143

Section 15.9	Note Agents in their Individual Capacity	~~142~~143

Section 15.10	Compliance with Applicable Banking Law	143

Section 15.11	The Paying Agent	143

ARTICLE XVI	ASSIGNMENTS	~~146~~147

Section 16.1	Restrictions on Assignments	~~146~~147

Section 16.2	Documentation	~~146~~147

Section 16.3	Rights of Assignee	~~146~~147

Section 16.4	Notice of Assignment by Lenders	147

Section 16.5	Registration; Registration of Transfer and Exchange	~~147~~148

Section 16.6	Mutilated, Destroyed, Lost and Stolen Notes	~~148~~149

Section 16.7	Persons Deemed Owners	149

Section 16.8	Cancellation	149

Section 16.9	Participations; Pledge	~~149~~150

Section 16.10	Reallocation of Advances	150

ARTICLE XVII	INDEMNIFICATION	~~150~~151

Section 17.1	Borrower Indemnity	~~150~~151

Section 17.2	Collateral Manager Indemnity	~~152~~153

Section 17.3	Contribution	153

ARTICLE XVIII	MISCELLANEOUS	~~153~~154

Section 18.1	No Waiver; Remedies	~~153~~154

Section 18.2	Amendments, Waivers	154

Section 18.3	Notices, Etc.	155

Section 18.4	Costs, Expenses and Taxes	155

Section 18.5	Binding Effect; Survival	~~155~~156

Section 18.6	Captions and Cross References	156

Section 18.7	Severability	~~156~~157

Section 18.8	GOVERNING LAW	~~156~~157

Section 18.9	Counterparts; Electronic Execution	~~156~~157

Section 18.10	WAIVER OF JURY TRIAL	~~156~~157

Section 18.11	No Proceedings	157

Section 18.12	Limited Recourse to the Lenders	~~157~~158

Section 18.13	ENTIRE AGREEMENT	158

Section 18.14	Confidentiality	~~158~~159

Section 18.15	Replacement of Lenders	159

Section 18.16	No Advisory or Fiduciary Responsibility	~~159~~160

Section 18.17	Option to Acquire Rating	~~160~~161

Section 18.18	Acknowledgement and Consent to Bail-In of EEA Financial Institutions	~~160~~161

Section 18.19	Acknowledgement Regarding Any Supported QFCs	161

EXHIBIT A	Form of Note
EXHIBIT B	Audit Standards
EXHIBIT C-1	Form of Advance Request
EXHIBIT C-2	Form of Electronic Asset Approval Request
EXHIBIT C-3	Form of Electronic Asset Approval Notice
EXHIBIT D	Form of Distribution Date Statement
EXHIBIT E	Form of Custodian Certification
EXHIBIT F-1	Request for Release
EXHIBIT F-2	Request for Release and Receipt
EXHIBIT F-3	Request for Release of Request for Release and Receipt
EXHIBIT G	Executive Officers of Custodian
EXHIBIT H	Form of Collateral Manager’s Acknowledgement
EXHIBIT I	Section 4.3 Certificate
EXHIBIT J-1	Required Contract Files
EXHIBIT J-2	Securities Documents
EXHIBIT K	PitchBook Industry Codes
EXHIBIT L	Form of Joinder Agreement
EXHIBIT M	Form of Borrowing Base Certificate
SCHEDULE 7.13	Lockbox Accounts
SCHEDULE 8.1	Borrower Accounts
ANNEX I	Credit and Collection Policy

i

RECEIVABLES FINANCING AGREEMENT

THIS RECEIVABLES FINANCING AGREEMENT (this “Agreement”) is made and entered into as of July 15, 2020, among ~~TPGVC~~TPVC FUNDING COMPANY LLC, a Maryland limited liability company (the “Borrower”), TRIPLEPOINT PRIVATE VENTURE CREDIT INC., a Maryland corporation, in its individual capacity (“TPVC”) and as collateral manager (in such capacity, together with its successors and permitted assigns in such capacity, the “Collateral Manager”) and as sole equityholder of the Borrower (the “Equityholder”), each LENDER (as hereinafter defined) FROM TIME TO TIME PARTY HERETO, U.S. BANK NATIONAL ASSOCIATION, as Custodian (as hereinafter defined), VERVENT INC., as Backup Collateral Manager (as hereinafter defined), DEUTSCHE BANK TRUST COMPANY AMERICAS, as paying agent (in such capacity, the “Paying Agent”) and as Collection Account Bank (as hereinafter defined), DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Facility Agent”) and DEUTSCHE BANK AG, NEW YORK BRANCH and MUFG UNION BANK, N.A. as Joint Lead Arrangers (each such party, in such capacity, the “Joint Lead Arrangers”).

RECITALS

WHEREAS, the Borrower desires that each Lender extend financing on the terms and conditions set forth herein and also desires to retain the Collateral Manager, the Backup Collateral Manager and the Custodian to perform certain collateral management functions related to the Transferred Contracts (as defined herein) and the Borrower Collateral (as defined herein) on the terms and conditions set forth herein; and

WHEREAS, each Lender desires to extend financing on the terms and conditions set forth herein and the Collateral Manager, the Backup Collateral Manager and the Custodian each desire to perform certain functions related to the Transferred Contracts and the Borrower Collateral on the terms and conditions set forth herein.

NOW, THEREFORE, based upon the foregoing Recitals, the premises and the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1         Defined Terms. As used in this Agreement, the following terms have the following meanings:

“Account Agreement” means the Account Bank Agreement, dated as of the date hereof, among Deutsche Bank Trust Company Americas, as account bank, the Collateral Manager, the Borrower and the Facility Agent that governs the Borrower Accounts.

other purposes, the GBP-Dollar spot rate or the Euro-Dollar spot rate, as applicable, that appeared in the Wall Street Journal for GBP or Euro at the end of the immediately preceding Business Day.

“Applicable Exchange Rate” means with respect to any Contract denominated and payable in Euros or GBPs on any day, the lesser of (a) the applicable currency-Dollar spot rate used by the Borrower (as determined by the Collateral Manager) to acquire such currency on the related cut-off date and (b) the Applicable Conversion Rate for such currency.

“Applicable Law” means for any Person all existing and future laws, rules, regulations (including temporary and final income tax regulations), statutes, treaties, codes, ordinances, permits, certificates, orders, licenses of and interpretations by any Official Body applicable to such Person (including, without limitation, predatory and abusive lending laws, usury laws, the Federal Truth in Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson Moss Warranty Act, the Federal Reserve Board’s Regulations “B” and “Z”, the Servicemembers Civil Relief Act of 2003 and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and all other consumer credit laws and equal credit opportunity and disclosure laws) and applicable judgments, decrees, injunctions, writs, awards or orders of any court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction.

“Applicable Margin” means (i) prior to the Scheduled Facility Termination Date and the Maturity Date, 3.50% per annum, (ii) after the Scheduled Facility Termination Date but prior to the Maturity Date, 4.50% per annum and (iii) on and after the Facility Termination Date, 7.50% per annum for all Advances (or any portion thereof) which shall be funded at the Alternate Base Rate.

“APR” of a Contract means, in the case of a Loan, the interest rate or annual rate of finance charges used to determine periodic payments with respect to the related Contract Payment or, in the case of a Lease, the Imputed Lease Rate.

“Asset Coverage Ratio” means the ratio, determined on a consolidated basis based on the quarterly financial statements and/or annual financial statements, as applicable, of TPVC, without duplication, of (a) the fair market value of the total assets of TPVC and its consolidated Subsidiaries as required by, and in accordance with, GAAP and Applicable Law and any orders of the Securities and Exchange Commission issued to TPVC, to be determined by the Board of Directors of TPVC and reviewed by its auditors on a quarterly basis, less all liabilities (other than Indebtedness, including Indebtedness hereunder) of TPVC and its consolidated Subsidiaries, to (b) the aggregate amount of Indebtedness of TPVC and its consolidated Subsidiaries, in each case as determined pursuant to the Investment Company Act, and any orders of the Securities and Exchange Commission issued to or with respect to TPVC thereunder, including any exemptive relief granted by the Securities and Exchange Commission with respect to the indebtedness of any SBIC Subsidiary; provided that unfunded commitments of TPVC and/or Borrower shall not be considered Indebtedness for purposes of this definition.

“Asset Approval Notice” means an electronic notice from the Facility Agent to Borrower and each Lender containing the information from Exhibit C-3 and that provides the approval of

“Capped Fees/Expenses - Paying Agent” means, at any time, fees, costs and expenses due at such time (if any) to the Paying Agent under the Transaction Documents such that the aggregate amount of such fees, costs and expenses paid to the Paying Agent under the Transaction Documents in any calendar year do not exceed $40,000; provided that amounts in excess of such cap may be allocated to and charged during the following calendar year (to the extent they do not exceed the $40,000 cap for such following calendar year).

“Carrying Costs” means, for any Accrual Period, the sum of (i) the aggregate amount of Yield accrued during such Accrual Period with respect to all Advances outstanding during such Accrual Period plus (ii) all unpaid amounts due and payable to the Hedge Counterparty as of the last day of such Accrual Period plus (iii) 2.00% of the Facility Amount.

“Casualty Loss” means, with respect to any item of Contract Collateral, the loss, theft, damage beyond repair or governmental condemnation or seizure of such item of Contract Collateral.

“Certification” has the meaning set forth in Section 12.2.

“Change of Control” means any of the following: (a) either of Jim Labe or Sajal Srivastava ceasing to (I) be an employee or officer of TPVC or (II) be involved in the day-to-day management of TPVC, unless in the case of clause (I) and/or (II) TPVC shall have within a reasonable period of time obtained a successor of at least comparable background, experience and ability who is reasonably acceptable to the Required Lenders; (b) both of Jim Labe and Sajal Srivastava (or their approved replacements in accordance with clause (a) above) cease to be (I) an employee or officer of TPVC or (II) involved in the day-to-day management of TPVC; (c) TPVC ceases to directly own and control 100% of the outstanding equity interests of Borrower; (d) TPVC or parties designated or appointed by TPVC hereunder cease to be 100% of the managers of Borrower; (e) an “Advanced Liquidity Event,” as defined under the Registration Statement, occurs with respect to TPVC’s merger with another entity or TPVC’s sale of all or substantially all of its assets; provided that (x) any merger or other business combination by and between TPVC and TriplePoint Venture Growth BDC Corp., a Maryland corporation, or (y), for the avoidance of doubt, any listing of TPVC’s shares on a national securities exchange, including in connection with an initial public offering by TPVC, shall not be a “Change of Control” under this Agreement, (f) any “assignment” (as defined in Section 202(a)(1) of the Investment Advisors Act of 1940, as amended) of either (i) the related investment management agreement by the Collateral Manager or (ii) the ownership interests of the Collateral Manager and (g) TPC is no longer the investment manager of the Equityholder and an acceptable replacement (as approved by the Required Lenders) shall not have been appointed within thirty (30) days.

“Charges” means (i) all federal, state, county, city, municipal, local, foreign or other governmental taxes (including taxes owed to the PBGC at the time due and payable); (ii) all levies, assessments, charges, or claims of any governmental entity or any claims of statutory lienholders, the nonpayment of which could give rise by operation of law to a Lien on the Contract Payments or the related Contracts or any other property of the Borrower, the Equityholder or TPVC and (iii) any such taxes, levies, assessment, charges or claims which constitute a lien or encumbrance on any property of the Borrower, the Equityholder or TPVC.

Lender to the Facility Agent, such Conduit Lender’s portion of such Advance shall bear interest at a rate per annum equal to the Alternative Rate.

(b)       Except as otherwise provided in clause (c) below, with respect to each Committed Lender, the Alternative Rate.

(c)       With respect to all Lenders, on and after the Maturity Date, the Alternate Base Rate.

“Covered Entity” means any of the following:

(a)       a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(b)       a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(c)       a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Covered Party” has the meaning set forth in Section 18.18.

“Credit and Collection Policy” means (i) with respect to the initial Collateral Manager, the credit and collection policies and practices (including underwriting parameters) relating to Contract Payments and Contracts, to be set forth as Annex I once the same have been approved and adopted by TPVC’s Board of Directors, as the same may thereafter be modified, amended or supplemented from time to time in compliance with Section 7.4(m) or (ii) with respect to any successor Collateral Manager, the customary credit and collection policies of such successor Collateral Manager.

“Credit-Watch List” means a list established and revised from time to time by Collateral Manager, and made available to the Facility Agent and each Lender, that Collateral Manager uses to monitor the credit risk of certain Obligors.

“Critical Component” means, in respect of a weapons system referred to in the definition of Prohibited Defense Contract, a component used specifically in the production of the weapon system or plays a direct role in the lethality of the weapon system.

“Custodial Delivery Failure” has the meaning set forth in Section 12.11.

“Custodian” means U.S. Bank National Association solely in its capacity as Custodian, together with its successors and permitted assigns in such capacity.

“Custodian Fee Letter” means (a) that certain schedule of fees of the Custodian (including in its capacity as Securities Custodian), acknowledged by TPVC and the Borrower, as the same may be amended, supplemented or otherwise modified by the parties thereto with the consent of the Facility Agent and (b) any letter agreement(s) or schedule of fees entered into by the Borrower,

Agent, acting in its reasonable discretion, by written notice to the Collateral Manager. DBNY, Deutsche Bank Trust Company Americas, State Street Bank and Trust Company and MUFG Union Bank, N.A. are deemed to be an acceptable depository institution to the Facility Agent.

“Eligible Contract” at any time of determination means a Transferred Contract under which all Scheduled Contract Payments are then Eligible Contract Payments.

“Eligible Contract Payment” means, as of any date, a Contract Payment that satisfies the following conditions, unless otherwise added with the consent of the Borrower or, waived by the Facility Agent and the Majority Lenders in their respective sole discretion in the related Asset Approval Notice (except for (i) clauses (a), (f), (h), (v), (ee), (zz), (bbb), (ddd) and (eee), which may be waived by the Facility Agent in its sole discretion and (ii) clauses (b), (d)(i), (d)(ii), (g), (i), (j), (k), (l), (m), (n), (q), (w), (x), (aa), (ff), (gg), (mm), (nn), (ggg), (fff) and (lll), which may be waived by the Facility Agent and the Lenders in their respective sole discretion):

(a)       which is a Scheduled Contract Payment only denominated and payable in an Eligible Currency;

(b)       which arises under a Contract which is (or if an Agented Contract, the Equityholder’s (and, as assignee, the Borrower’s) undivided interest therein is) both legally and beneficially owned by the Borrower free and clear of all Adverse Claims and is not subject to dispute, any right of rescission, set-off, recoupment, counterclaim or defense, whether arising out of transactions concerning the Contract therefor or otherwise and which consists of a first lien on the related Contract Collateral (subject to Permitted Liens), except as otherwise permitted in clause (ww) below;

(c)       which arises under a Contract which was originated or acquired (or if an Agented Contract, entered into by syndication) by TPVC and sold to the Borrower under the Sale Agreement and which represents a bona fide indebtedness of the Obligor;

(d)       which arises under a Contract (i) which is not a Delinquent Contract, (ii) which is not a Defaulted Contract and (iii) which, if it was previously a Delinquent Contract or a Defaulted Contract, has been current in payment for at least six months since the date such Contract Payment was no longer a Delinquent Contract or a Defaulted Contract;

(e)       (i) which, if arising under a TPC Venture Stage Contract, is not a Rewritten Contract Payment (or, if arising under a TPC Venture Stage Contract that would otherwise be a Rewritten Contract Payment because it has extended “interest only” Scheduled Contract Payments for not greater than twelve (12) months (such extension subject to the eligibility requirements set forth in clause (bb) below and the concentration limits set forth in clause (n) of the definition of “Excess Concentration Amount”) following its most recent round of equity financing or bridge financing, the value of the related Obligor has been maintained or improved), (ii) which, if arising under a TPC Growth Stage Contract that is a Rewritten Contract Payment, the Obligor thereon has made at least 3 consecutive timely payments (subject, in each case, to a grace period not to exceed ten (10) calendar days) or (iii) which, if arising under a TPC Growth Stage Contract that is a Rewritten Contract

(yy)     which, if arising under a Lease, such Lease does not contain any ongoing funding or other obligations of TPVC thereunder (other than the obligation to not interfere with the Obligor’s rights of quiet enjoyment);

(zz)      with respect to any TPC Venture Stage Contract for which, as of the date such Contract is included as an Eligible Contract, the related Obligor has closed its most recent round of equity financing or bridge financing within the prior rolling thirty-six (36) month period;

(aaa)    which does not arise under a Contract that has been designated as ‘Red (5)’ by TPVC on its Credit-Watch List;

(bbb)   with respect to any Contract that is a TPC Venture Stage Contract and with respect to which the Obligor thereunder has a Debt-to-Cash Ratio of less than 3.00 to 1.00;

(ccc)    is not a Contract pursuant to which any future advances or payments may be required to be made by the Borrower, except as permitted under clause (bb) and (tt) above;

(ddd)   which arises under a Contract whose Obligor is not a Non-Sustainable Obligor;

(eee)   which was documented under TPVC’s standard form loan and security agreement or standard lease agreement and other required agreements (as reviewed and approved by the Facility Agent) or are substantially in the same form, substance and content of such approved standard documents;

(fff)     for which the Obligor thereof is (1) not an Affiliate of TPVC or the Borrower and (2) is not a governmental authority;

(ggg)  with respect to which, as of the date such Contract is included as an Eligible Contract, all parties to the Contract and any related security agreements had legal capacity to execute the Loan and any other document and each Loan or other document has been duly executed by such parties;

(hhh)   with respect to which, to the extent multiple Contracts shall be originated by the Borrower or the Equityholder (or an Affiliate thereof) to such Obligor, whether funded hereunder, such Contracts shall contain standard cross-collateralization and cross-default provisions;

(iii)       is a Contract with respect to which the Facility Agent in its sole discretion has delivered an Asset Approval Notice which has been acknowledged and agreed by the Borrower, and shall have given the Borrower its approval to acquire pursuant to Section 2.1(b);

(jjj)       ~~is~~which arises under a Contract that ~~has~~does not have Rewritten Contract Payments ~~without~~unless (i) otherwise being approved by the Facility Agent (in its sole discretion) or (ii) otherwise permitted under clause (e) above;

(kkk)    is not an Agented Contract constituting a Lease with Eligible Contract Payments for which the Borrower, TPVC or any of their respective Affiliates is not the agent and the agent thereunder that either (i) has a long term unsecured debt rating from at least one rating agency that is below investment grade or (ii) does not carry any such rating; ~~and~~

(lll)      which arises under a Contract which does not by its terms permit its proceeds to be used to finance activities within the marijuana industry or the sale of firearms, the development of adult entertainment, any form of betting and gambling or the making or collection of pay day loans, nor will they be used to provide financing to any other industry which is illegal under Applicable Law at the time of acquisition of such Contract~~.~~; and

~~(lll)~~(mmm)     the Obligor with respect to such Contract is a Person (other than a natural person) that is duly organized and validly existing under the laws of an Eligible Jurisdiction.

“Eligible Currency” means Dollars, GBPs and Euros.

“Eligible Jurisdiction” means~~, with respect to Obligors of TPC Growth Stage Contracts only,~~ the U.S., the United Kingdom, Israel, Germany, Switzerland, Singapore, the Cayman Islands, Cyprus, Canada, France, Hong Kong, Mauritius, the Netherlands, Australia, China and India, or any other country approved by the Facility Agent in its sole discretion.

“Environmental Laws” means any and all foreign, federal, state and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, interpretations and orders of courts or Official Bodies, relating to the protection of human health or the environment, including requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials. Environmental Laws include the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. § 9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. § 331 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. § 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. § 1251 et seq.), the Clean Air Act (42 U.S.C. § 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), the Safe Drinking Water Act (42 U.S.C. § 300, et seq.), the Environmental Protection Agency’s regulations relating to underground storage tanks (40 C.F.R. Parts 280 and 281), and the Occupational Safety and Health Act (29 U.S.C. § 651 et seq.), and the rules and regulations thereunder, each as amended or supplemented from time to time.

“Equityholder” means TriplePoint Private Venture Credit Inc., a Maryland corporation.

“ERISA” means the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time, including all regulations promulgated thereunder.

“ERISA Affiliate” means any Person that, for purposes of Title IV of ERISA, is a member of the Borrower’s “controlled group” or is under “common control” with the Borrower, within the meaning of Section 414 of the Code.

Balance of all Transferred Contracts set forth opposite such period for such business segment:

Period	TPC Growth Stage Contract	TPC Venture Stage Contract
greater than 42 months	N/A%	25%
greater than 48 months	N/A%	3%
greater than 60 months	0%	0%

(e)       (i) the excess, if any, of the Aggregate Outstanding Principal Balance of all Contracts that are TPC Venture Stage Contracts with (1) ~~Eligible Contract Payments related to all Obligors who are not domiciled in the U.S. or are not organized in the U.S. over 15% of the Aggregate Contracts Balance of all Transferred Contracts and (2)~~ Eligible Contract Payments related to all Obligors who are domiciled in an Eligible Jurisdiction other than the U.S.~~, the United Kingdom or Germany~~ or are organized in an Eligible Jurisdiction other than the U.S.~~, United Kingdom or Germany~~ over ~~5~~15% of the Aggregate Contracts Balance of all Transferred Contracts and (2) Eligible Contract Payments related to all Obligors who are domiciled in an Eligible Jurisdiction other than the U.S., the United Kingdom or Germany or are organized in an Eligible Jurisdiction other than the U.S., United Kingdom or Germany over 5% of the Aggregate Contracts Balance of all Transferred Contracts and (ii) the excess, if any, of the Aggregate Outstanding Principal Balance of all Contracts that are TPC Growth Stage Contracts with (1) Eligible Contract Payments related to all Obligors who are domiciled in an Eligible Jurisdiction other than the U.S. or are organized in an Eligible Jurisdiction other than the U.S. over 20% of the Aggregate Contracts Balance of all Transferred Contracts and (2) Eligible Contract Payments related to all Obligors who are domiciled in an Eligible Jurisdiction other than the U.S., the United Kingdom or Germany or are organized in an Eligible Jurisdiction other than the U.S., United Kingdom or Germany over 10% of the Aggregate Contracts Balance of all Transferred Contracts;

(f)       (i) the excess, if any, of the Aggregate Outstanding Principal Balance of all Agented Contracts that are TPC Venture Stage Contracts with Eligible Contract Payments owing by Obligors (1) for which the Borrower, the Equityholder or Collateral Manager does not possess the power to control the actions of the facility under which such Agented Contract arises over 5% of the Aggregate Contracts Balance of all Transferred Contracts that are TPC Venture Stage Contracts and (2) for all other such Agented Contracts, over 10% of the Aggregate Contracts Balance of all Transferred Contracts and (ii) the excess, if any, of the Aggregate Outstanding Principal Balance of all Agented Contracts that are TPC Growth Stage Contracts (other than TriplePoint Agented Contracts) with Eligible Contract Payments owing by Obligors for which the Equityholder, the Collateral Manager and their Affiliates fail to either (i) individually or collectively hold greater than 50% of the voting interest in such Contract, (ii) hold a minority blocking interest against all material consents, amendments, waivers or approvals thereunder or (iii) hold enforcing lender rights, over 10% of the Aggregate Contracts Balance of all Transferred Contracts;

original of each related promissory note has not been delivered to the Custodian (to the extent permitted by Section 10.21) over 15% of the Aggregate Contracts Balance of all Transferred Contracts;

(o)       the excess, if any, of the Aggregate Outstanding Principal Balance of all Contracts that are TPC Growth Stage Contracts and are Deferrable Contracts (and are not Excluded Deferrable Contracts) over 15% of the Aggregate Contracts Balance of all Transferred Contracts that are TPC Growth Stage Contracts;

(p)       the excess, if any, of the Aggregate Outstanding Principal Balance of all Contracts that are Product 4 Contracts with Eligible Contract Payments over 25% of the Aggregate Contracts Balance of all Transferred Contracts; provided that the Aggregate Outstanding Principal Balance of all Contracts that are TPC Venture Stage Contracts with Eligible Contract Payments that are Product 4 Contracts may be up to 10% of the Aggregate Contracts Balance of all Transferred Contracts;

(q)       the excess, if any, of the Aggregate Outstanding Principal Balance of all Contracts that are Product 5 Contracts with Eligible Contract Payments over (i) until the six month anniversary of the Effective Date, 30% of the Aggregate Contracts Balance of all Transferred Contracts and (ii) thereafter, 25% of the Aggregate Contracts Balance of all Transferred Contracts;

(r)       the excess, if any, of the Aggregate Outstanding Principal Balance of all Contracts that are Product 6 Contracts with Eligible Contract Payments over 50% of the Aggregate Contracts Balance of all Transferred Contracts; provided that the Aggregate Outstanding Principal Balance of all Contracts that are TPC Venture Stage Contracts with Eligible Contract Payments that are Product 6 Contracts may be up to 25% of the Aggregate Contracts Balance of all Transferred Contracts; and

(s)       the excess, if any, of the Aggregate Outstanding Principal Balance of all Contracts that are denominated in an Eligible Currency other than Dollars over 15% of the Aggregate Contracts Balance of all Transferred Contracts.

“Excluded Amounts” means any amounts relating to diligence, legal, facility, tax, filing, insurance, maintenance and ancillary products and services.

“Excluded Deferrable Contract” means a Deferrable Contract that ~~either~~ (a) has a required cash pay interest component that is greater than 50% of the total interest rate of such Contract ~~or~~and (b) has a required cash pay interest component equal to or greater than 9.00%.

“Excluded Taxes” has the meaning set forth in Section 4.3(e).

“Executive Officer” means, with respect to the Borrower, the Collateral Manager or TPVC, the Chief Executive Officer, President, the Chief Operating Officer or the Chief Financial Officer of such Person, with respect to the Custodian, the individuals listed on Exhibit G, and, with respect to any other Person, the President, Chief Financial Officer or any Vice President.

“Extending Lender Group” has the meaning set forth in Section 2.8(a).

“Extension Request” has the meaning set forth in Section 2.8(a).

“Facility Agent” has the meaning set forth in the Preamble.

“Facility Amount” means (a) prior to the Facility Termination Date, $~~150,000,000~~250,000,000 as such amount may be reduced pursuant to Section 2.4 or increased pursuant to Section 2.9 and (b) thereafter, the Advances outstanding.

“Facility Termination Date” means the earliest to occur of (i) the Scheduled Facility Termination Date, and (ii) the effective date on which the facility hereunder is terminated pursuant to Section 14.2.

“Facility Termination Event” means any of the events described in Section 14.1.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement, and any current or future regulations or official interpretations thereof.

“Federal Funds Rate” means, for any period, the greater of (a) 0.0% and (b) a fluctuating rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Facility Agent from three federal funds brokers of recognized standing selected by it.

“Fee Letter” means each letter agreement among a Lender, the Borrower and TPVC described in Section 8.6.

“Fees” means the Prepayment Fee and those certain other fees payable by the Borrower under the Transaction Documents in accordance with the provisions set forth in Section 8.6.

“Finance Lease” means a Lease whereby TPVC is deemed to have made a loan to the Obligor, which loan is secured by the Obligor’s ownership interest in the related Contract Collateral, and the lease or installment payments thereon represent repayment on such Loan.

“Finance Vehicles” means (i) any recourse financing facility approved by the Facility Agent in its sole discretion, and (ii) any refinancing or replacement facility of any of the foregoing from time to time approved by the Facility Agent in its sole discretion.

“Fitch” means Fitch, Inc., Fitch Ratings Ltd. and their subsidiaries, including Derivative Fitch Inc. and Derivative Fitch Ltd. and any successor thereto.

“Fundamental Amendment” means any amendment, modification, waiver or supplement of or to this Agreement that would (a) increase or extend the term of the Commitments (other than an increase in the Commitment of another Lender or the addition of a new Lender) or change the Facility Termination Date, (b) extend the date fixed for the payment of principal of or Yield on any Advance or any fee hereunder, in each case owing to such Lender, (c) reduce the amount of any such payment of principal or Yield owing to such Lender, (d) reduce the rate at which Yield is payable to such Lender or any fee is payable hereunder to such Lender, excluding in each case, any such reduction as a result of a full or partial waiver of Yield or fees accruing at a default rate imposed during an Facility Termination Event or a result of a waiver of an Facility Termination Event, (e) release any material portion of the Collateral, except in connection with dispositions permitted hereunder, (f) alter the terms of Section 2.4(a), Section 18.2 or Section 18.11 or any related definitions or provisions in a manner that would alter the effect of such Sections, (g) modify the definition of “Required Lenders” or “Majority Lenders” or modify in any other manner the number or percentage of the Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof, (h) amend, modify or waive the definitions of “Advance Rate,” “Borrowing Base,” “Excess Concentration Amount,” “Facility Termination Date,” “Facility Termination Event,” “Maturity Date”, “Maximum Availability” or “Minimum Equity Condition” or any definition used therein in a manner which would have the effect of making more credit available to the Borrower, or make such provision less restrictive on the Borrower in any other material fashion, (i) alter the provisions providing for pro rata treatment of Advances, reductions in the Facility Amount or Commitments, allocation of Commitments in connection with an extension of the Scheduled Facility Termination Date, allocation of payments and Advances to non-Defaulting Lenders or allocation of payments as, respectively, set forth in Sections 2.6, 2.8, 4.1 and 8.5, (j) materially modify the form or details of the Monthly Report in a manner that reduces the reporting requirements or (k) agree to the direct or indirect subordination of any lien or claim securing the Obligations.

“Funded Equity” at any time of determination means, as to the Borrower, the greater of (i)(a) the sum of (x) the Aggregate Contracts Balance ~~and~~plus (y) (without duplication) the equivalent in Dollars, as determined by the Collateral Manager using the Applicable Conversion Rate, of all cash then on deposit in the Collection Account less (b) the ~~sum of the~~aggregate principal amount of all Advances then outstanding under this Agreement and (ii) $0.

“GAAP” means generally accepted accounting principles in the United States, which are applicable to the circumstances as of any date of determination.

“GBP” means the lawful currency for the time being of the United Kingdom.

“Growth Capital Loan” means a Loan duly executed and delivered by an Obligor to the Borrower in order to finance any business operations and general corporate activities, and, in each case, which is secured by a Lien on substantially all assets of such Obligor.

“Hazardous Materials” means all materials subject to any Environmental Law, including materials listed in 49 C.F.R. §172.101, materials defined as hazardous pursuant to § 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, flammable, explosive or radioactive materials, hazardous or toxic wastes or substances, lead-based materials, petroleum or petroleum distillates or asbestos or material containing asbestos, polychlorinated biphenyls, radon gas, urea formaldehyde and any substances classified as being “in inventory”, “usable work in process” or similar classification that would, if classified as unusable, be included in the foregoing definition.

“Indebtedness” means, with respect to any Person at any time, any (a) indebtedness or liabilities of such Person for borrowed money whether or not evidenced by bonds, debentures, notes or other instruments, or for the deferred purchase price of property or services (including trade obligations); (b) obligations of such Person as lessee under leases which should have been or should be, in accordance with GAAP, recorded as capital leases; (c) current liabilities of such Person in respect of unfunded vested benefits under plans covered by Title IV of ERISA; (d) obligations issued for or liabilities incurred on the account of such Person; (e) obligations or liabilities of such Person arising under acceptance facilities; (f) obligations of such Person under any guarantees, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or otherwise to assure a creditor against loss; (g) obligations of such Person secured by any Lien on property or assets of such Person, whether or not the obligations have been assumed by such Person; or (h) obligations of such Person under any interest rate or currency exchange agreement or other Hedging Agreement.

“Indemnified Amounts” has the meaning set forth in Section 17.1.

“Indemnified Party” has the meaning set forth in Section 17.1.

“Indemnity Period” has the meaning set forth in Section 5.2.

“Independent Accountants” means a firm of nationally recognized independent certified public accountants.

“Industry” means, as of any date of determination, the industry of an Obligor as determined, in the reasonable discretion of the Collateral Manager, by reference for all Obligors as of ~~the~~such date of determination ~~by reference~~ to either the North American Industry Classification System code (successor to the four digit standard industry classification (SIC) code) or the industry segments set forth in Exhibit K.

“Ineligible Contract” has the meaning set forth in Section 7.14.

“Initial Contract Balance” means, with respect to any Contract evidencing a Loan, the excess of (x) the aggregate amount advanced by TPVC or the Borrower under such Contract toward the purchase price of the Contract Collateral, including insurance premiums, service and warranty contracts, federal excise and sales taxes and other items customarily financed as part of a commercial loan evidenced by a note and secured by Contract Collateral and related costs, less any Residual, over (y) payments received from the Obligor prior to the related Advance Date that have been allocated in accordance with the terms of such Contract to the reduction of the unpaid principal balance of such Contract and in accordance with GAAP.

“Insolvency Event” means, with respect to any Person, (a) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person’s affairs, or the commencement of an involuntary case under the federal bankruptcy laws, as now or hereinafter in period or, if the related Obligor closed its most recent round of equity financing or bridge financing more than twenty-four (24) months ago (measured on a rolling basis), such Obligor has sufficient cash reserves on hand to maintain its current and projected operations for the immediately following eight (8) month period (in each case, as determined by TPVC, in its reasonable business judgment); provided that any Contract for which the related Obligor has executed a term sheet (and the Borrower shall promptly notify the Facility Agent that such term sheet has been executed and shall, upon the request of the Facility Agent, promptly deliver such term sheet to the Facility Agent) to raise equity financing or investor bridge financing (i) is for sufficient cash to maintain the Obligor’s current and projected operations for the immediately following twelve (12) month period and (ii) is expected to close no later than three (3) months from the date of such execution shall not be deemed to be subject to a Revaluation Event under this clause (a) (but if such equity financing or investor bridge financing does not close within such three (3) month period, a Revaluation Event shall have been deemed to have occurred at the end of such three (3) month period);

(b)       the related Obligor does not have sufficient cash reserves on hand (including the undrawn committed capital of such Obligor) to maintain its current and projected operations for the immediately following four (4) month period (as determined by TPVC, in its reasonable business judgment);

(c)       any Contract has been designated as ‘Orange (4)’ by TPVC on its Credit-Watch List;

(d)       (i) with respect to a ~~TPVC~~TPC Growth Stage Contract, the Obligor thereunder has a Debt-to-Equity Ratio that exceeds 65% and (ii) with respect to a ~~TPVC~~TPC Venture Stage Contract, the Obligor thereunder has a Debt-to-Equity Ratio that exceeds 50%;

(e)       the related Obligor has closed its most recent round of equity financing for an amount that is less than the immediately prior round of equity financing;

(f)        the related Obligor under any Contract has a Debt-to-Cash Ratio that equals or exceeds 2.00 to 1.00;

(g)       any Contract Payment at any time has Rewritten Contract Payments without the consent of the Facility Agent in its sole discretion;

(h)       the related Obligor fails to deliver to the Borrower or the Collateral Manager any financial reporting information (i) as required by the information, documents, records or reports respecting the Transferred Contracts or the Related Security (without giving effect to any applicable grace period thereunder) and (ii) no less frequently than quarterly; and

(i)        the related Obligor undergoes a merger, acquisition or other restructuring that results in a change of control in such Obligor;

“Scheduled Contract Payment” means each periodic installment payable by an Obligor under a Contract for rent, principal, interest and/or unutilized/commitment fees (as applicable), excluding all supplemental or additional payments required by the terms of such Contract with respect to sales or other taxes, insurance, maintenance, ancillary products and services, late fees, penalties, default interest and other specific charges.

“Scheduled Facility Termination Date” means the earliest of (i) July 15, 2021 (unless a later date has been agreed to in writing by the Facility Agent and each Lender as requested by the Borrower in accordance with Section ~~2.9~~2.8), (ii) the date on which the Interest Spread Test Termination Event occurs, (iii) an “Advanced Liquidity Event” occurs with respect to a listing of shares on a national securities exchange in connection with an initial public offering, unless TPC continues as the investment manager of the Equityholder after the effective date of any such initial public offering and (iv) a default under the constituent documents of the Equityholder.

“Section 4.3 Certificate” has the meaning set forth in Section 4.3(e)(ii).

“Secured Parties” means, collectively, each Lender, the Facility Agent, the Backup Collateral Manager, the Custodian, the Paying Agent, the Collection Account Bank, each other Affected Person and Indemnified Party and Hedge Counterparty and their respective successors and assigns.

“Securities Custodian” means, the Custodian in its capacity as securities custodian as appointed in Section 12.19 hereunder.

“Securities Documents” means, the Warrant Documents and the Portfolio Investments as listed on Exhibit J-2.

“Security Deposit Collection Account” means the account designated as the Security Deposit Collection Account in, and which is established and maintained pursuant to, Section 8.1(a).

“Settlement Date” means, with respect to any Advance, (x) each Distribution Date and (y) the date on which the Borrower shall prepay such Advance pursuant to Section 2.4.

“Standard & Poor’s” means S&P Global Ratings, a Standard & Poor’s Financial Services LLC business (or its successors in interest).

“Structured Lender” means any Person whose principal business consists of issuing commercial paper, medium term notes or other securities to fund its acquisition and maintenance of receivables, accounts, instruments, chattel paper, general intangibles and other similar assets or interests therein and which is required by any nationally recognized statistical rating organization which is rating such securities to obtain from its principal debtors an agreement such as that set forth in Section 18.11(a) of this Agreement in order to maintain such rating.

“Structured Lender Liquidity Arrangement” means each liquidity, credit enhancement or “back-stop” purchase or loan facility for a Lender which is a Structured Lender relating to this Agreement.

(j)       [Reserved].

(k)       Commingling. The Collateral Manager shall not deposit or permit the deposit of any funds (other than Excluded Amounts) that do not constitute Collections of Contract Payments or other proceeds of any Transferred Contracts into a Lockbox Account.

(l)       Taxes. The Collateral Manager will file on timely basis all material tax returns (including foreign, federal, state, local and otherwise) required to be filed and will pay all material taxes due and payable by it or any assessments made against it or any of its property and all other material taxes, fees or other charges imposed on it or any of its property by any Official Body (other than any amount the validity of which is contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP are provided on the books of the Collateral Manager).

(m)       Collateral Management Obligations. The Collateral Manager will not (i) amend, waive or otherwise modify the Credit and Collection Policy without the prior written consent of the Facility Agent, (ii) agree to any amendment, waiver or other modification of the Transaction Document to which it is a party without the prior written consent of the Facility Agent, (iii) agree or permit the Borrower to agree to (x) any Contract having Rewritten Contract Payments after the occurrence of an Unmatured Facility Termination Event or a Facility Termination Event or (y) any Contract having any Rewritten Contract Payment set forth in clause (d) of the definition thereof after the Scheduled Facility Termination Date, in each case, unless consented to by the Facility Agent, (iv) interpose any claims, offsets or defenses it may have as against the Borrower as a defense to its performance of its obligations in favor of any Affected Person hereunder or under any other Transaction Documents or (v) change its fiscal year to be other than January 1 through December 31; provided that, with respect to the occurrence of any Rewritten Contract Payment as set forth in clause (c) of the definition thereof, the Collateral Manager shall cause (or cause the Borrower to cause) the execution of an intercreditor agreement in form and substance satisfactory to the Facility Agent.

(n)       Notices. The Collateral Manager (except in the case of successor Collateral Manager (whether the Backup Collateral Manager or otherwise)) shall furnish, or cause to be furnished, to the Facility Agent (and, in the case of clause (i) below, to all Lenders):

(i)       within the earlier of (A) ninety (90) days of the end of each calendar year and (B) fifteen (15) days after such information is produced, a copy of the quarterly reviews and the amendments and/or waiver memos (if any) with respect to each Obligor as performed by the Collateral Manager and any other documentation in connection with each Transferred Contract as reasonably requested by the Facility Agent; and

(ii)       promptly (but in no event later than three (3) Business Days) after any of its Responsible Officers having obtained actual knowledge thereof, notice of any Unmatured Collateral Manager Default, Unmatured Facility Termination Event, Collateral Manager Default or Facility Termination Event; and

(iii)       promptly, in reasonable detail, of (i) the occurrence of any Revaluation Event with respect to any Contract (including any custom revaluation events included

(b)       Prior to each such Distribution Date, the Backup Collateral Manager shall use such tape or diskette (or other means of electronic transmission acceptable to the Backup Collateral Manager and, if applicable, the Facility Agent) and review the related Distribution Date Statement against such electronic transmission in order to perform the following:

(i)         confirm that the Distribution Date Statement is complete on its face;

(ii)         recalculate the Borrowing Base as of such Collateral Manager Report Date;

(iii)       calculate the rolling three month average Delinquency Ratio, the Delinquency Ratio for such Collection Period, the rolling three month Default Ratio, the Interest Coverage Ratio for TPVC (as of such Collateral Manager Report Date) and the Debt Service Coverage Ratio for the Borrower (as of such Collateral Manager Report Date);

(iv)       review (1) the Aggregate Outstanding Principal Balance of the Transferred Contracts and all amounts collected on or in respect of the Contracts; (2) the contract payment rate on each Transferred Contract; (3) the remaining term to maturity of each Transferred Contract; ~~and~~

(v)       verify the mathematical accuracy of any calculations on the face of the Distribution Date Statement;

(vi)       confirm the existence of the occurrence of any Revaluation Event with respect to any Contract (including any custom revaluation events included in the definition of “Revaluation Event” by the Facility Agent as a condition of its approval of any Contract), or a Contract having Rewritten Contract Payments; and

~~(v)~~(vii)  confirm the sale, exercise or other monetization of, and the listing of the existing and future positions of, any Warrant Asset.

(c)       In the event of any discrepancy between the information set forth in clause (b) above as calculated by the Collateral Manager from that determined or calculated by the Backup Collateral Manager, the Backup Collateral Manager shall promptly report such discrepancy to the Collateral Manager and the Facility Agent. In the event of a discrepancy as described in the preceding sentence, the Collateral Manager and the Backup Collateral Manager shall attempt to reconcile such discrepancies prior to the related Distribution Date, but in the absence of a reconciliation, distributions on the related Distribution Date shall be made by the Facility Agent consistent with the information provided by the Collateral Manager, and the Collateral Manager and the Backup Collateral Manager shall attempt to reconcile such discrepancies prior to the next Collateral Manager Report Date. If the Backup Collateral Manager and the Collateral Manager are unable to reconcile discrepancies with respect to such Distribution Date Statement by the next Collateral Manager Report Date, the Collateral Manager shall deliver to the Facility Agent an Officer’s Certificate, prior to the next Collateral Manager Report Date, describing the nature and amount of such discrepancies and the actions the Collateral Manager proposes to take with respect thereto. If the Collateral Manager fails to reconcile such discrepancies within fifteen days following the date of the Officer’s Certificate, the Collateral Manager shall cause the Independent Accountants, at the Collateral Manager’s expense, to

Facility Agent, make to any other party to such Transaction Documents such demands and requests for information and reports or for action as the Borrower is entitled to make thereunder.

Section 10.20        Notice of Material Adverse Claim. It shall advise the Facility Agent promptly, in reasonable detail, (i) of any material Adverse Claim, other than a Permitted Lien, known to it made or asserted against any of the Borrower Collateral, and (ii) of the occurrence of any event which would have a material adverse effect on the aggregate value of the Borrower Collateral or on the assignments and security interests granted by the Borrower in this Agreement.

Section 10.21        Delivery of Original Promissory Notes. (a)  The Borrower shall deliver as soon as possible (but in no event later than five (5) Business Days after its acquisition of a Contract), each fully executed, original, related promissory note to the Custodian as contemplated by Section 12.1. If the Borrower is unable to deliver any such fully executed, original promissory note on the date of its acquisition of a Contract, it shall deliver a copy of such promissory note, marked to show that such promissory note is subject to the Lien of the Facility Agent, on such date of acquisition to the Custodian as contemplated by Section 12.1, and such copies shall be deemed to fill the requirements set forth in the definition of “Contract File” until the earlier to occur of (i) delivery of the original or (ii) the date that is five (5) Business Days after the Borrower’s acquisition of the related Contract. In addition, promptly following the occurrence of a Facility Termination Event, the Borrower shall deliver to the Custodian (with a copy to the Facility Agent at the email addresses set forth above) a fully executed assignment in blank for each Contract for which the Collateral Manager, the Equityholder or any of their respective Affiliates is the loan agent. The Borrower shall maintain (or cause to be maintained) for the Secured Parties in accordance with their respective interests all Records that evidence or relate to the Collections not previously delivered to the Custodian and shall, as soon as reasonably practicable upon demand of the Facility Agent, make available, or, upon the Facility Agent’s demand following the occurrence and during the continuation of a Collateral Manager Default, deliver to the Facility Agent copies of all such Records which evidence or relate to the Collections.

(b)       The Borrower shall deliver the following: (i) all Asset Approval Requests and Advance Requests to lenderfinance_collatreview@list.db.com, (ii) Distribution Date Statements delivered in connection with Section 7.6 to csg.india@db.com, abs.conduits@db.com, dbinvestor@list.db.com, amit.patel@db.com, james.kwak@db.com, ~~and~~ erica.flor@db.com and jerry-b.li@db.com, (iii) requests or notices delivered in accordance with Sections 2.2 or 2.4, to abs.conduits@db.com, lenderfinance_collatreview@list.db.com, amit.patel@db.com, james.kwak@db.com ~~and~~, erica.flor@db.com and jerry-b.li@db.com and (iv) obligor reports delivered in connection with Section 7.4(n)(iv) to gcrt.ratingrequests@db.com and lenderfinance_collatreview@list.db.com; provided that any document delivered pursuant to this Section 10.21 shall be deemed as delivered if it is posted to an electronic system agreed upon between the Borrower and Facility Agent.

~~an~~a Facility Termination Event ~~of Default~~, unless a Responsible Officer of the Custodian has knowledge of such matter or written notice thereof is received by the Custodian.

Section 12.4        Release of Contract Files. (a)  The Custodian shall release any Contract Files to the Facility Agent upon the written request of the Facility Agent, or, to the extent specified in a written request by the Collateral Manager (which must have been consented to, in writing, by the Facility Agent, which consent shall be evidenced by an executed counterpart to such request) in connection with a release of a Contract pursuant to the terms of this Agreement, to the Collateral Manager, or its designee. In the event that the Facility Agent has notified the Custodian that an Unmatured Facility Termination Event, a Facility Termination Event, an Unmatured Collateral Manager Default or a Collateral Manager Default has occurred and is continuing, the Collateral Manager shall not make any such request unless the Facility Agent shall have consented in writing thereto (which consent may be evidenced by an executed counterpart to such request). Upon receipt of any such written request from the Facility Agent or the Collateral Manager (which must have been consented to, in writing, by the Facility Agent, which consent shall be evidenced by an executed counterpart to such request), unless the Custodian receives notice to the contrary from the Facility Agent, the Custodian shall within three (3) Business Days after the Custodian’s receipt of the Facility Agent’s request or written consent, release such Contract Files to the Person designated in such request.

(b)       From time to time and as appropriate for the management or foreclosure of any of the Contracts, including, for this purpose, collection under any insurance policy relating to the Contracts, the Custodian shall, upon receipt of a Request for Release and Receipt substantially in the form of Exhibit F-2 from the Collateral Manager, release the related Contract Files or the documents set forth in such Request for Release and Receipt to the Collateral Manager (which Request for Release and Receipt must have been acknowledged and signed by the Facility Agent). In the event that the Facility Agent has notified the Custodian that an Unmatured Facility Termination Event, a Facility Termination Event, an Unmatured Collateral Manager Default or a Collateral Manager Default has occurred and is continuing, the Collateral Manager shall not make any such request unless the Facility Agent shall have consented in writing thereto (which consent may be evidenced by an executed counterpart to such request). Such Request for Release and Receipt shall obligate the Collateral Manager to return each and every Contract File released pursuant to the first sentence of this clause (b), to the Custodian, when (i) the need therefor by the Collateral Manager no longer exists or (ii) any Unmatured Facility Termination Event, Facility Termination Event, Unmatured Collateral Manager Default or Collateral Manager Default has occurred and is continuing under this Agreement. At such time as the Collateral Manager returns any such Contract File to the Custodian, the Collateral Manager shall provide written notice of such return to the Facility Agent and the Custodian in the form of Exhibit F-3. The Custodian shall acknowledge receipt of the returned Contract File(s) by reflecting the possession of such Contract File(s) on the Custodian’s next periodic report delivered in accordance with Section 12.2(c). Upon receipt by the Custodian of a certificate from the Collateral Manager (which certificate must have been acknowledged and signed by the Facility Agent) substantially in the form of Exhibit E attached hereto, stating that the Contract related to such Contract File(s) was liquidated and that all amounts that are required by the terms of this Agreement to be deposited in the Collection Account with respect to the liquidation of such Contract, have been so deposited to

ARTICLE XVI

ASSIGNMENTS

Section 16.1     Restrictions on Assignments. Except as specifically provided herein (with respect to the Collateral Manager and the Backup Collateral Manager), neither the Borrower, the Collateral Manager, TPVC nor the Backup Collateral Manager may assign any of their respective rights or obligations hereunder or any interest herein without the prior written consent of the Majority Lenders.

Section 16.2     Documentation. In connection with any permitted assignment, each Lender shall deliver to each assignee an assignment, in such form as such Lender and the related assignee may agree, duly executed by such Lender assigning any such rights, obligations, Advance or Note to the assignee; and such Lender shall promptly execute and deliver all further instruments and documents, and take all further action, that the assignee may reasonably request, in order to perfect, protect or more fully evidence the assignee’s right, title and interest in and to the items assigned, and to enable the assignee to exercise or enforce any rights hereunder or under the Notes evidencing such Advance. In the case of any permitted assignment of any Commitment (or any portion thereof) or any Advance (or any portion thereof) the assignee shall execute and deliver to the Collateral Manager, the Borrower, the Facility Agent and the Custodian a fully executed assignment thereof or a Joinder Agreement substantially in the form of Exhibit L hereto. If the assignee is not an existing Lender it shall deliver to the Custodian any tax forms and other information requested by the Custodian for purposes of conducting its customary “know your customer” inquiries.

Section 16.3     Rights of Assignee. Upon the foreclosure of any assignment of any Advances made for security purposes, or upon any other assignment of any Advance from any Lender pursuant to this Article XVI, the respective assignee receiving such assignment shall have all of the rights of such Lender hereunder with respect to such Advances and all references to the Lenders in Section 4.3 and Section 5.1 shall be deemed to apply to such assignee.

Section 16.4     Notice of Assignment by Lenders. So long as no Unmatured Facility Termination Event, Facility Termination Event, Unmatured Collateral Manager Default or Collateral Manager Default has occurred and is continuing, no Lender may make any assignment, other than any proposed assignment (i) to an Affiliate of such Lender, (ii) to another Lender hereunder or (iii) to any Person if such Lender makes a determination that its ownership of any of its rights or obligations hereunder is prohibited by Applicable Law (including, without limitation, the Volcker Rule), without the prior written consent of the Borrower and TPVC (such consent not to be unreasonably withheld, delayed or conditioned); provided that the Lenders shall not assign any interest in, or sell a participation in any Advance (or portion thereof) or its Commitment (or any portion thereof), to the Equityholder or any Affiliate of the Equityholder; provided, further, that each Lender shall first offer to sell such interest(s) to ~~(x) the Lender affiliated with the Facility Agent and, if such~~

~~Lender does not accept such offer within ten (10) Business Days, then (y) to each remaining~~each other  Lender (pro rata) for a period of ten (10) Business Days prior to offering to any Person that is not an existing Lender. Each Lender shall endorse the Notes to reflect any assignments made pursuant to this Article XVI or otherwise.

Section 16.5     Registration; Registration of Transfer and Exchange. (a)  The Facility Agent shall keep a register (the “Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Facility Agent shall provide for the registration of the Notes and of transfer of interests in the Notes. The Facility Agent is hereby appointed “Note Registrar” for the purpose of registering the Notes and transfers of the Notes as herein provided.

(b)       Each Person who has or who acquired an interest in a Note shall be deemed by such acquisition to have agreed to be bound by the provisions of this Section 16.5. A Note may be exchanged (in accordance with Section 16.5(c)) and transferred to the holders (or their agents or nominees) of the Advances and to any assignee (in accordance with Section 16.1) (or its agent or nominee) of all or a portion of the Advances. The Facility Agent shall not register (or cause to be registered) the transfer of such Note, unless the proposed transferee shall have delivered to the Facility Agent either (x) evidence satisfactory to it that the transfer of such Note is exempt from registration or qualification under the Securities Act of 1933, as amended, and all applicable state securities laws and that the transfer does not constitute a non-exempt “prohibited transaction” under ERISA or (y) an express agreement by the proposed transferee to be bound by and to abide by the provisions of this Section 16.5 and the restrictions noted on the face of such Note.

(c)       At the option of the holder thereof, a Note may be exchanged for one or more new Notes of any authorized denominations and of a like class and aggregate principal amount at an office or agency of the Borrower. Whenever any Note is so surrendered for exchange, the Borrower shall execute and deliver (through the Facility Agent) the new Note which the holder making the exchange is entitled to receive.

(d)       Upon surrender for registration of transfer of any Note at an office or agency of the Borrower, the Borrower shall execute and deliver (through the Facility Agent), in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like class and aggregate principal amount.

(e)       All Notes issued upon any registration of transfer or exchange of any Note in accordance with the provisions of this Agreement shall be the valid obligations of the Borrower, evidencing the same debt, and entitled to the same benefits under this Agreement, as the Note(s) surrendered upon such registration of transfer or exchange.

(f)       Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Borrower or the Facility Agent) be fully endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Note Registrar, duly executed by the holder thereof or his attorney duly authorized in writing.

(g)       No service charge shall be made for any registration of transfer or exchange of a Note, but the Borrower may require payment from the transferee holder of a sum sufficient to indemnification provided above in Section 17.1 or Section 17.2 is unavailable to an Indemnified Party or is insufficient to hold an Indemnified Party harmless, then the Borrower or the Collateral Manager, as the case may be, agrees to contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party, on the one hand, and the Borrower and its Affiliates or the Collateral Manager and its Affiliates, as the case may be, on the other hand, but also the relative fault of such Indemnified Party, on the one hand, and the Borrower and its Affiliates or the Collateral Manager and its Affiliates, as the case may be, on the other hand, as well as any other relevant equitable considerations, in each case as determined by a court of competent jurisdiction.

ARTICLE XVIII

MISCELLANEOUS

Section 18.1       No Waiver; Remedies. No failure on the part of any Lender, the Facility Agent, any Indemnified Party or any Affected Person to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by any of them of any right, power or remedy hereunder preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Without limiting the foregoing, each Lender and Participant is hereby authorized by the Borrower and TPVC during the existence of a Facility Termination Event, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by it to or for the credit or the account of the Borrower or TPVC (as the case may be) to the amounts owed by the Borrower or TPVC, respectively, under this Agreement, to the Facility Agent, any Affected Person, any Indemnified Party or any Lender or their respective successors and assigns.

Section 18.2       Amendments, Waivers. This Agreement may not be amended, supplemented or modified nor may any provision hereof be waived except in accordance with the provisions of this Section 18.2. With the written consent of the Required Lenders, the Borrower, the Collateral Manager, TPVC, the Facility Agent, the Paying Agent, the Backup Collateral Manager and the Custodian may, from time to time, enter into written amendments, supplements, waivers or modifications hereto for the purpose of adding any provisions to this Agreement or changing in any manner the rights of any party hereto or waiving, on such terms and conditions as may be specified in such instrument, any of the requirements of this Agreement; provided, however, that no such amendment, supplement, waiver or modification shall ~~(i) reduce the amount of or extend the maturity of any payment with respect to an Advance or reduce the rate or extend the time of payment of Yield thereon, or reduce or alter the timing of any other amount payable to any Lender hereunder, in each case without the consent of each Lender affected thereby or~~

~~(ii) (A) amend, modify or waive the definitions of “Borrowing Base,” “Advance Rate,” “Event of Default” or “Excess Concentration Amount” or any definition used therein which would have the effect of modifying the meaning or operation of such provisions; provided that no waiver of an Event of Default shall require consent of all Lenders, (B) alter the terms of this Section 18.2 or Section 18.11, or (C) modify the definition of “Required Lenders” or “Majority Lenders” or modify in any other manner the number or percentage of the Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof~~constitute a Fundamental Amendment, in each case without the consent of each Lender affected thereby; provided, further that any waiver of a Facility Termination Event (other than a waiver of clause (a), clause (d) or clause (m) (solely as a result of any of the events set forth in clauses (c), (d), (f) or (g) of the definition of “Change of Control”) of the definition thereof, which shall require the consent of all Lenders) shall require consent of the Majority Lenders; provided, further, that the signature of the Borrower and TPVC shall not be required for the effectiveness of any amendment which modifies the representations, warranties, covenants or responsibilities of the Collateral Manager at any time when the Collateral Manager is not TPVC or any Affiliate of TPVC or a successor Collateral Manager is designated by the Facility Agent pursuant to Section 7.1; provided, further, that the signature of the Paying Agent, the Backup Collateral Manager or the Custodian (respectively) shall not be required for the effectiveness of any amendment that does not affect the rights or obligations of the Paying Agent, the Backup Collateral Manager or Custodian (respectively); provided, however, that the Paying Agent shall be provided an executed copy of any amendment promptly following the closing of such amendment. Notwithstanding the foregoing, if the LIBOR Rate ceases to exist or is reasonably expected to cease to exist within the succeeding three (3) months, the Borrower, the Collateral Manager and the Facility Agent may (and such parties will reasonably cooperate with each other in good faith in order to) amend this Agreement to replace references herein to the LIBOR Rate (and any associated terms and provisions) with any alternative floating reference rate (and any associated terms and provisions) that is then being generally used in U.S. credit markets for similar types of facilities. Any waiver of any provision of this Agreement shall be limited to the provisions specifically set forth therein for the period of time set forth therein and shall not be construed to be a waiver of any other provision of this Agreement. During the time that any Lender hereunder is a Conduit Lender, the Facility Agent will provide notice and a copy of any amendment to any of (A) this Agreement or (B) the Sale Agreement to Standard & Poor’s prior to the execution of such amendment.

Subject to the provisions of Section 16.4, the Borrower and the Collateral Manager each acknowledge that the Facility Agent may be communicating with other Lenders or potential lenders in connection with an amendment or syndication of this Agreement.

Section 18.3         Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by certified mail, postage prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth under its name on the signature pages hereof or at such

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

~~TPGVC~~TPVC FUNDING COMPANY LLC, as Borrower

By:
Name: Sajal Srivastava
Title: President

2755 Sand Hill Road, Suite 150
Menlo Park, California 94025
Attention: Sajal Srivastava
Facsimile No.: 650-854-2092

Signature Page to Receivables Financing Agreement

Commitment: $50,000,000	MUFG UNION BANK, N.A., as Committed Lender

By:
Name:
Title:
By:
Name:
Title:

445 S. Figueroa Street
Los Angeles, CA 90071
Attention: William Bloore, Managing Director
Email: william.bloore@unionbank.com

Signature Page to Receivables Financing Agreement

Commitment: $50,000,000	TIAA, FSB, as Committed Lender
By:
Name:
Title:

10000 Midlantic Drive
Suite 400 East
Mount Laurel, NJ 08054
Attention: Lender Finance
Facsimile No.: 201-770-4762
Email: LFLoanAdmin@tiaabank.com

Signature Page to Receivables Financing Agreement

Commitment: $50,000,000	KEYBANK NATIONAL ASSOCIATION, as Committed Lender
By:
Name:
Title:

1000 S. McCaslin Blvd.
Superior, CO 80027
Richard S. Anderson – Vice President
Telephone: 720-304-1247
email: richard_s_andersen@key.com

Signature Page to Receivables Financing Agreement

Appendix B

[to be attached]

Conformed through Omnibus Amendment dated September 11, 2020

SCHEDULES AND EXHIBITS

TO

RECEIVABLES FINANCING AGREEMENT

Dated as of July 15, 2020

(~~TPGVC~~TPVC Funding Company LLC)

EXHIBITS

EXHIBIT A	Form of Note
EXHIBIT B	Audit Standards
EXHIBIT C-1	Form of Advance Request
EXHIBIT C-2	Form of Electronic Asset Approval Request
EXHIBIT C-3	Form of Electronic Asset Approval Notice
EXHIBIT D	Form of Distribution Date Statement
EXHIBIT E	Form of Custodian Certification
EXHIBIT F-1	Request for Release
EXHIBIT F-2	Request for Release and Receipt
EXHIBIT F-3	Request for Release of Request for Release and Receipt
EXHIBIT G	Executive Officers of Custodian
EXHIBIT H	Form of Collateral Manager’s Acknowledgment
EXHIBIT I	Section 4.3 Certificate
EXHIBIT J-1	Required Contract Files
EXHIBIT J-2	Securities Documents
EXHIBIT K	PitchBook Industry Codes
EXHIBIT L	Form of Joinder Agreement
EXHIBIT M	Form of Borrowing Base Certificate

SCHEDULE 7.13 Lockbox Accounts
SCHEDULE 8.1	Borrower Accounts

ANNEX I	Credit and Collection Policy

EXHIBIT A

NOTE

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAW, AND MAY NOT BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF BY THE OWNER HEREOF UNLESS SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE LAWS, AND WILL NOT BE A “PROHIBITED TRANSACTION” UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”). BY ACCEPTANCE OF THIS NOTE, THE HOLDER AGREES TO BE BOUND BY ALL THE TERMS OF THE RECEIVABLES FINANCING AGREEMENT.

$[•]	[•]

FOR VALUE RECEIVED, the undersigned, ~~TPGVC~~TPVC Funding Company LLC, a Maryland limited liability company (the “Borrower”), promises to pay to [•], as Lender, the principal sum of [•] ($[•]) or, if less, the aggregate unpaid principal amount of all Advances shown on the schedule attached hereto (and any continuation thereof) and/or in the records of the Lenders in the related Lender Group pursuant to that certain Receivables Financing Agreement, dated as of July 15, 2020 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the “Receivables Financing Agreement”), among the Borrower, TriplePoint Private Venture Credit Inc., Deutsche Bank AG, New York Branch, MUFG Union Bank, N.A., Deutsche Bank Trust Company Americas, Vervent Inc., U.S. Bank National Association and the Lenders parties thereto, with the unpaid balance hereof due and payable in full on the Facility Termination Date. Unless otherwise defined, capitalized terms used herein have the meanings provided in the Receivables Financing Agreement.

The Borrower also promises to pay Yield on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Receivables Financing Agreement.

Payments of both principal and Yield are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Facility Agent pursuant to the Receivables Financing Agreement.

This Note is one of the Notes referred to in, and evidences indebtedness incurred under, the Receivables Financing Agreement, and the holder hereof is entitled to the benefits of the Receivables Financing Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the indebtedness evidenced by this Note and on which such indebtedness may be declared to be immediately due and payable.

All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

~~TPGVC~~TPVC FUNDING COMPANY LLC

By:
Name:
Title:

EXHIBIT C-1

FORM OF ADVANCE REQUEST

Deutsche Bank AG, New York Branch

as Facility Agent

60 Wall Street

New York, NY 10005

Attention: Asset Finance Department

Email: amit.patel@db.com, james.kwak@db.com, erica.flor@db.com, jerry-b.li@db.com

abs.conduits@db.com, lenderfinance_collatreview@list.db.com

Deutsche Bank Trust Company Americas

as Paying Agent

c/o Deutsche Bank National Trust Company

1761 East St. Andrew Place

Santa Ana, California 92705-4934

Issue ID: TRIP2020

telephone number (714) 247-6000

facsimile number (714) 247-6478

Email: absclientservices@list.db.com; amy.mcnulty@db.com; faizah-a.khan@db.com

RE:	Advance Request:	$__________

Gentlemen and Ladies:

This Advance Request is delivered to you pursuant to Section 2.2 of the Receivables Financing Agreement, dated as of July 15, 2020 (together with all amendments, if any, from time to time made thereto, the “Receivables Financing Agreement”), among ~~TPGVC~~TPVC Funding Company LLC (the “Borrower”), TriplePoint Private Venture Credit Inc., Deutsche Bank AG, New York Branch, MUFG Union Bank, N.A., Deutsche Bank Trust Company Americas, Vervent Inc., U.S. Bank National Association and the Lenders parties thereto. Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the meanings provided in the Receivables Financing Agreement.

The Borrower hereby requests that Advances be made in the aggregate principal amount of $_____ on________________ (the “Advance Date”).

Please wire the proceeds of such Advances to the Borrower pursuant to the wiring instructions included at the end of this letter.

After giving effect to such Advances and the purchase by the Borrower of the Contracts to be purchased by it under the Sale Agreement on the date hereof, the aggregate principal amount of all Advances shall not exceed the lowest of (i) the Facility Amount, (ii) the Borrowing Base and (iii) the Maximum Availability, calculated as of the Advance Date as if the Contracts purchased by the Borrower on the Advance Date were owned by the Borrower and that the Minimum Equity Condition is satisfied.

The Borrower represents that the conditions described in Section 6.2 of the Receivables Financing Agreement have been satisfied with respect to such Advances.

The Borrower agrees that if prior to the Advance Date any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Facility Agent, the Paying Agent and each Lender. Except to the extent, if any, that prior to the time of the Advances requested hereby the Facility Agent, the Paying Agent and each Lender shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Advances as if then made.

The Borrower has caused this Advance Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly authorized officer on the date first set forth above.

~~TPGVC~~TPVC FUNDING COMPANY LLC

By:
Name:
Title:

EXHIBIT C-2

FORM OF ELECTRONIC ASSET APPROVAL REQUEST

Deutsche Bank AG, New York Branch

as Facility Agent

Email: amit.patel@db.com, james.kwak@db.com, erica.flor@db.com, jerry-b.li@db.com,

abs.conduits@db.com, lenderfinance_collatreview@list.db.com

U.S. Bank National Association

as Custodian

Email: steven.garrett@usbank.com

RE:	Electronic Asset Approval Request

Gentlemen and Ladies:

This Electronic Asset Approval Request is delivered to you pursuant to Section 6.2(h) of the Receivables Financing Agreement, dated as of July 15, 2020 (together with all amendments, if any, from time to time made thereto, the “Receivables Financing Agreement”), among ~~TPGVC~~TPVC Funding Company LLC (the “Borrower”), TriplePoint Private Venture Credit Inc., Deutsche Bank AG, New York Branch, MUFG Union Bank, N.A., Deutsche Bank Trust Company Americas, Vervent Inc., U.S. Bank National Association and the Lenders parties thereto. Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the meanings provided in the Receivables Financing Agreement.

CONTRACT INFORMATION

Obligor Name

Domicile

Pledged Amount

Collateral Capital Structure in relation to DBNY (e.g. Senior)

Purchase price

PitchBook Industry/Sub-Industry Segments

Debt-to-Equity Ratio

Contract Type (Affiliate Agented Contract, Agented Contract, TPC Growth Stage Contract or TPC Venture Stage Contract)

- TPC Growth Stage Contract (Deferrable Contract, Product 4 Contract, Product 5 Contract or Product 6 Contract)

- TPC Venture Stage Contract (Product 4 Contract, Product 5 Contract or Product 6 Contract)

EXHIBIT C-3

FORM OF ELECTRONIC ASSET APPROVAL NOTICE

~~TPGVC~~TPVC Funding Company LLC

Email: sks@triplepointcapital.com; cmathieu@triplepointcapital.com

RE:	Electronic Asset Approval Notice

Gentlemen and Ladies:

This Electronic Asset Approval Notice is delivered to you pursuant to Section 6.2(h) of the Receivables Financing Agreement, dated as of July 15, 2020 (together with all amendments, if any, from time to time made thereto, the “Receivables Financing Agreement”), among ~~TPGVC~~TPVC Funding Company LLC (the “Borrower”), TriplePoint Private Venture Credit Inc., Deutsche Bank AG, New York Branch, MUFG Union Bank, N.A., Deutsche Bank Trust Company Americas, Vervent Inc., U.S. Bank National Association and the Lenders parties thereto. Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the meanings provided in the Receivables Financing Agreement.

The Facility Agent hereby approves for acquisition (or incremental pledge, as applicable) the Contract referenced below in accordance with the terms and information set forth below:

CONTRACT INFORMATION

Obligor Name

Domicile

Pledged Amount

Collateral Capital Structure in relation to DBNY (e.g. Senior)

Purchase price

PitchBook Industry/Sub-Industry Segments

Debt-to-Equity Ratio

Contract Type (Affiliate Agented Contract, Agented Contract, TPC Growth Stage Contract or TPC Venture Stage Contract)

- TPC Growth Stage Contract (Deferrable Contract, Product 4 Contract, Product 5 Contract or Product 6 Contract)

- TPC Venture Stage Contract (Product 4 Contract, Product 5 Contract or Product 6 Contract)

BORROWING BASE RELATED INFORMATION

Advance Rate

EXHIBIT E

FORM OF CUSTODIAN CERTIFICATION

, 20__

TriplePoint Capital LLC

2755 Sand Hill Road, Suite 150

Menlo Park, CA 94025

Deutsche Bank AG, New York Branch

60 Wall Street

New York, New York 10005

Attn: Asset Finance Department

Re:      Receivables Financing Agreement, dated as of July 15, 2020, by and among ~~TPGVC~~TPVC FUNDING COMPANY LLC, TRIPLEPOINT PRIVATE VENTURE CREDIT INC., THE LENDERS PARTIES THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, MUFG UNION BANK, N.A., DEUTSCHE BANK TRUST COMPANY AMERICAS, VERVENT INC. and U.S. BANK NATIONAL ASSOCIATION.

Ladies and Gentlemen:

In accordance with Section 12.2 of the above-captioned Receivables Financing Agreement, the undersigned, as Custodian, hereby certifies that it has received a Contract File with respect to each Contract listed in the Schedule of Contracts attached to the Advance Request dated_________, with such Contract Files identified on Exhibit A hereto, containing, as applicable, with respect to each such Contract the documents provided by Section 12.1(b)(i).

The Custodian hereby certifies that each such document comprising the Contract File has not been mutilated or otherwise physically altered (i.e., handwritten, typewritten or stamped additions, changes or corrections which are obvious on the face of such documents provided that such additions, changes or corrections shall not constitute physical alterations if such additions, changes or corrections appear to be initialed by the Obligor or an agent of the Obligor).

The Custodian makes no representations as to and shall not be responsible to determine or verify (i) the validity, legality, ownership, title, enforceability, sufficiency, due authorization, recordability, filing of recording status or history, or genuineness of any document in any [Contract File] or any of the [Loans] identified on the [Schedule of Contracts] or (ii) the collectability, insurability, effectiveness, priority, perfection or suitability of any such [Loan]. The Custodian shall not be required to review the content (except as necessary to certify its presence or absence) of any document described in the preceding paragraph in order to deliver any [Exception Report].

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Receivables Financing Agreement.

EXHIBIT F-2

REQUEST FOR RELEASE AND RECEIPT

[For Servicing and Liquidation]

Contract Files

CONTRACT INFORMATION

Name of Obligor:

Contract No.:

The undersigned hereby acknowledges that it has received from U.S. Bank National Association, as Custodian for Deutsche Bank AG, New York Branch (the “Facility Agent”), the documents referred to below (the “Documents”). All capitalized terms not otherwise defined in this Request for Release and Receipt shall have the meanings ascribed to them in the Receivables Financing Agreement dated as of July 15, 2020 among ~~TPGVC~~TPVC Funding Company LLC, TriplePoint Private Venture Credit Inc., the Lenders parties thereto, Deutsche Bank AG, New York Branch, MUFG Union Bank, N.A., Deutsche Bank Trust Company Americas, Vervent Inc., as Backup Collateral Manager and U.S. Bank National Association, as Custodian (the “Receivables Financing Agreement”).

[complete as necessary]

The undersigned hereby acknowledges and agrees as follows:

(1)               The undersigned shall hold and retain possession of the Documents in trust for the benefit of the Facility Agent, solely for the purposes provided in the Receivables Financing Agreement.

(2)               The undersigned shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the undersigned assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

(3)               The undersigned shall return each and every Document previously requested from the Contract File to the Custodian when the need therefor no longer exists, unless the Contract relating to the Documents has been liquidated.

(4)               The undersigned represents (i) that the Contract Files requested hereunder do not exceed the limits specified in Section 12.4(c) of the Receivables Financing Agreement or (ii) the consent of the Facility Agent has been obtained with respect to this request.

EXHIBIT F-3

REQUEST FOR RELEASE OF REQUEST FOR RELEASE AND RECEIPT

[Liquidated Contract]

Contract Files

________________HEREBY CERTIFIES THAT HE/SHE IS AN EXECUTIVE OFFICER (AS THE TERM IS DEFINED IN THE RECEIVABLES FINANCING AGREEMENT) OF_________________ , AND HEREBY FURTHER CERTIFIES AS FOLLOWS:

WITH RESPECT TO THE CONTRACTS (AS THE TERM IS DEFINED IN THE RECEIVABLES FINANCING AGREEMENT)* DESCRIBED IN THE ATTACHED SCHEDULE:

SUCH CONTRACT HAS BEEN LIQUIDATED AND ALL AMOUNTS RECEIVED OR TO BE RECEIVED IN CONNECTION WITH SUCH LIQUIDATION THAT ARE REQUIRED TO BE DEPOSITED HAVE BEEN SO DEPOSITED AS REQUIRED BY THE RECEIVABLES FINANCING AGREEMENT.

CONTRACT NUMBER:

OBLIGOR’S NAME:__

COUNTY:

THE UNDERSIGNED REPRESENTS THAT NO UNMATURED FACILITY TERMINATION EVENT, FACILITY TERMINATION EVENT, UNMATURED COLLATERAL MANAGER DEFAULT OR COLLATERAL MANAGER DEFAULT (AS EACH SUCH TERM IS DEFINED IN THE RECEIVABLES FINANCING AGREEMENT) HAS OCCURRED AND IS CONTINUING, OR, IF SUCH HAS OCCURRED AND IS CONTINUING, THE CONSENT OF THE FACILITY AGENT HAS BEEN OBTAINED WITH RESPECT TO THIS REQUEST.

DATED:

*Receivables Financing Agreement. dated as of July 15, 2020 (the “Receivables Financing Agreement’). by and among among ~~TPGVC~~TPVC Funding Company LLC, TriplePoint Private Venture Credit Inc., Deutsche Bank AG, New York Branch, MUFG Union Bank, N.A., Deutsche Bank Trust Company Americas, Vervent Inc., U.S. Bank National Association and the Lenders parties thereto

EXHIBIT H

FORM OF COLLATERAL MANAGER’S ACKNOWLEDGMENT

, 20__

To:	U.S. Bank National Association
1719 Otis Way
Mail Code: Ex – SC – FLOR
Florence, South Carolina 29501
Attention: Steven Garrett
Facsimile: (843) 673-0162
Email: steven.garrett@usbank.com

Deutsche Bank AG, New York Branch
60 Wall Street
New York, New York 10005
Attention: Asset-Finance Department

Re:	Receivables Financing Agreement dated as of July 15, 2020 among ~~TPGVC~~TPVC Funding Company LLC, TriplePoint Private Venture Credit Inc., the Lenders parties thereto, Deutsche Bank AG, New York Branch, MUFG Union Bank, N.A., Deutsche Bank Trust Company Americas, Vervent Inc., as Backup Collateral Manager and U.S. Bank National Association, as Custodian (the “Agreement”)

Ladies and Gentlemen:

In accordance with Section 12.1(b)(iii) of the Agreement, Collateral Manager hereby represents and warrants to each of Facility Agent and Custodian that:

(1)               The Contract Files delivered by Collateral Manager to Custodian as of the date hereof include all of the Contract Files relating to each of the Contracts owned by Borrower and listed on the Schedule of Contracts (except those documents specified by the Schedule of Contracts as non-existent with respect to a particular Contract); and

(2)               All of such Contract Files and the information contained in the Schedule of Contracts, as amended or supplemented, are true, complete and correct.

Capitalized terms used herein but not defined herein shall have the respective meanings assigned to such terms in the Agreement.

TRIPLEPOINT PRIVATE VENTURE CREDIT INC.

By:	Name:

EXHIBIT I

FORM OF SECTION 4.3 CERTIFICATION

Reference is hereby made to the Receivables Financing Agreement (the “Agreement”), dated as of July 15, 2020 (as amended, supplemented or otherwise modified from time to time, the “Agreement”), by and among ~~TPGVC~~TPVC Funding Company LLC, as borrower (the “Borrower”), TriplePoint Private Venture Credit Inc., as equityholder and as collateral manager (the “Collateral Manager”), Deutsche Bank Trust Company Americas. as paying agent, Vervent Inc., as backup collateral manager, U.S. Bank National Association, as custodian, the Lenders from time to time parties thereto, and Deutsche Bank AG, New York Branch, as facility agent (the “Facility Agent”) and Deutsche Bank AG, New York Branch and MUFG Union Bank, N.A., as joint lead arrangers. Pursuant to the provisions of Section 4.3(e) of the Agreement, the undersigned hereby certifies that:

1.	It is a ___ natural individual person, ____ treated as a corporation for U.S. federal income tax purposes, ____ disregarded for federal income tax purposes (in which case a copy of this Section 4.3 Certificate is attached in respect of its sole beneficial owner), or ____ treated as a partnership for U.S. federal income tax purposes (one must be checked).

2.	It is the beneficial owner of amounts received pursuant to the Agreement.

3.	It is not a bank, as such term is used in section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”), or the Agreement is not, with respect to the undersigned, a loan agreement entered into in the ordinary course of its trade or business, within the meaning of such section.

4.	It is not a 10-percent shareholder of Borrower or the Collateral Manager within the meaning of section 871(h)(3) or 881(c)(3)(B) of the Code.

5.	It is not a controlled foreign corporation that is related to Borrower or the Collateral Manager within the meaning of section 881(c)(3)(C) of the Code.

6.	Amounts paid to it under the Agreement and the other Transaction Documents (as defined in the Agreement) are not effectively connected with its conduct of a trade or business in the United States.

[NAME OF UNDERSIGNED]

By:

Title:

Date:	,

EXHIBIT L

FORM OF JOINDER AGREEMENT

JOINDER AGREEMENT, dated as of the date set forth in Item 1 of Schedule I hereto, among the financial institution identified in Item 2 of Schedule I hereto, ~~TPGVC~~TPVC Funding Company LLC, a Maryland limited liability company, as Borrower (the “Borrower”) and Deutsche Bank AG, New York Branch, as the facility agent (the “Facility Agent”).

W I T N E S S E T H:

WHEREAS, this Joinder Agreement is being executed and delivered under Section 16.2 of the Receivables Financing Agreement, dated as of July 15, 2020 (together with all amendments, if any, from time to time made thereto, the “Receivables Financing Agreement”), among ~~TPGVC~~TPVC Funding Company LLC (the “Borrower”), TriplePoint Private Venture Credit Inc., Deutsche Bank AG, New York Branch, MUFG Union Bank, N.A., Deutsche Bank Trust Company Americas, Vervent Inc., U.S. Bank National Association and the Lenders parties thereto. Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the meanings provided in the Receivables Financing Agreement; and

WHEREAS, the party set forth in Item 2 of Schedule I hereto (the “Proposed Lender”) wishes to become a Lender party to the Receivables Financing Agreement;

NOW, THEREFORE, the parties hereto hereby agree as follows:

(a)               Upon receipt by the Facility Agent of an executed counterpart of this Joinder Agreement, to which is attached a fully completed Schedule I and Schedule II, each of which has been executed by the Proposed Lender, the Borrower and the Facility Agent, the Facility Agent will transmit to the Proposed Lender and the Borrower a Joinder Effective Notice, substantially in the form of Schedule III to this Joinder Agreement (a “Joinder Effective Notice”). Such Joinder Effective Notice shall be executed by the Facility Agent and shall set forth, inter alia, the date on which the joinder effected by this Joinder Agreement shall become effective (the “Joinder Effective Date”). From and after the Joinder Effective Date, the Proposed Lender shall be a Lender party to the Receivables Financing Agreement for all purposes thereof.

(b)               Each of the parties to this Joinder Agreement agrees and acknowledges that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Joinder Agreement.

(c)               By executing and delivering this Joinder Agreement, the Proposed Lender confirms to and agrees with the Facility Agent and the other Lender(s) as follows: (i) none of the Facility Agent and the other Lender(s) makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Receivables Financing Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Receivables Financing Agreement or any other instrument or document furnished pursuant thereto, or the Collateral or the financial

SCHEDULE I TO

JOINDER AGREEMENT

COMPLETION OF INFORMATION AND

SIGNATURES FOR JOINDER AGREEMENT

Re:       Receivables Financing Agreement, dated as of July 15, 2020 among ~~TPGVC~~TPVC Funding Company LLC, as the borrower, TriplePoint Private Venture Credit Inc., as the collateral manager and as the equityholder, Deutsche Bank AG, New York Branch, as the facility agent, Deutsche Bank AG, New York Branch and MUFG Union Bank, N.A., as joint lead arrangers, Deutsche Bank Trust Company Americas, as paying agent, Vervent Inc., backup collateral manager, U.S. Bank National Association, as custodian, and the lenders parties thereto.

Item 1: Date of Joinder Agreement:

Item 2: Proposed Lender:

Item 3: Commitment:

Item 4: Signatures of Parties to Agreement:

,

as Proposed Lender

By:
Name:
Title:

,

as Proposed Agent

By:
Name:
Title:

~~TPGVC~~TPVC FUNDING COMPANY LLC, as Borrower

By:
Name:
Title:

(signatures continue on the next page)

SCHEDULE III TO

JOINDER AGREEMENT

FORM OF

JOINDER EFFECTIVE NOTICE

To:	[Name and address of the Borrower, Custodian and Proposed Lender]

The undersigned, as Facility Agent under the Receivables Financing Agreement, dated as of July 15, 2020 (together with all amendments, if any, from time to time made thereto, the “Receivables Financing Agreement”), among ~~TPGVC~~TPVC Funding Company LLC (the “Borrower”), TriplePoint Private Venture Credit Inc., Deutsche Bank AG, New York Branch, MUFG Union Bank, N.A., Deutsche Bank Trust Company Americas, Vervent Inc., U.S. Bank National Association and the Lenders parties thereto, acknowledges receipt of an executed counterpart of a completed Joinder Agreement. [Note: attach copies of Schedules I and II from such Joinder Agreement.] Terms defined in such Joinder Agreement are used herein as therein defined.

Pursuant to such Joinder Agreement, you are advised that the Joinder Effective Date for [Name of Proposed Lender] will be_____________ with a Commitment of______________ and, from the Joinder Effective Date, such Proposed Lender will be a Lender.

Very truly yours,

DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent

By:
Name:Very truly yours,
Title:

By:
Name:
Title:

EXHIBIT M

FORM OF BORROWING BASE CERTIFICATE

[_] [_], 20[_]

In connection with that certain Receivables Financing Agreement, dated as of July 15, 2020 (as amended, modified, waived, supplemented or restated from time to time, the “Receivables Financing Agreement”), by and among ~~TPGVC~~TPVC Funding Company LLC (the “Borrower”), TriplePoint Private Venture Credit Inc., Deutsche Bank AG, New York Branch (the “Facility Agent”), Deutsche Bank Trust Company Americas, Vervent, Inc., U.S. Bank National Association, and the Lenders parties thereto. Capitalized terms used but not defined herein shall have the meanings provided in the Receivables Financing Agreement.

As of the date hereof, the undersigned each certify that (i) all of the information set forth in Annex I attached hereto is true, correct and complete in all material respects, (ii) no Unmatured Facility Termination Event, Facility Termination Event, Unmatured Collateral Manager Default or Collateral Manager Default has occurred and is continuing and (iii) solely with respect to itself, each of the representations and warranties contained in the Receivables Financing Agreement is true, correct and complete in all material respects.

[Remainder of Page Intentionally Left Blank]

Certified as of the date first written above.

~~TPGVC~~TPVC FUNDING COMPANY LLC, as the Borrower

By:
Name:
Title:

TRIPLEPOINT PRIVATE VENTURE CREDIT INC., as the Collateral Manager

By:
Name:
Title: